SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934


        Date of Earliest Event Reported: January 26, 2000


                THE NARRAGANSETT ELECTRIC COMPANY

        (exact name of registrant as specified in charter)


Rhode Island             1-7471              05-0187805
(state or other          (Commission         (I.R.S. Employer
jurisdiction of          File No.)           Identification No.)
incorporation)

        280 Melrose Street, Providence, Rhode Island 02907

             (Address of principal executive offices)

                          (401) 784-7000

       (Registrant's telephone number, including area code)

Item 5.  Other Events
---------------------

     On January 26, 2000 New England Electric System (NEES), parent of The Narragansett Electric Company, announced that it had reached agreement with the Rhode Island Attorney General, the Department of Public Utilities and Carriers and the U.S. Navy regarding the proposed merger of NEES and Eastern Utilities Associates. The settlement agreement is subject to approval by the Rhode Island Public Utilities Commission.



Item 7. Financial Statements, Pro Forma Financial Information
        and Exhibits
--------------------------------------------------------------

(c)  Exhibits

(1)  Press Release

                            SIGNATURE

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                              THE NARRAGANSETT ELECTRIC COMPANY

                                 s/ John G. Cochrane

                              By ________________________________
                                 John G. Cochrane
                                 Treasurer


Date: January 28, 2000